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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AEROFLEX INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AEROFLEX INCORPORATED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
November 9, 2006

To our Stockholders:

        The annual meeting of stockholders of AEROFLEX INCORPORATED will be held at the Garden City Hotel, Stewart Avenue, Garden City, New York on Thursday, November 9, 2006, beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

  1.
  Election of three directors, each for a term of three years;

  2.
  Any other matters that properly come before the meeting.

        If you are a stockholder of record at the close of business on September 29, 2006, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about October 5, 2006.

        Please sign, date and return the enclosed proxy as soon as possible so your shares may be voted as you direct.

By Order of the Board of Directors, LEONARD BOROW Secretary
Dated:	Plainview, New York October 5, 2006

AEROFLEX INCORPORATED
35 South Service Road
Plainview, New York 11803

ANNUAL MEETING OF STOCKHOLDERS
Thursday, November 9, 2006

PROXY STATEMENT

        Our annual meeting of stockholders will be held on Thursday, November 9, 2006 at the Garden City Hotel, Stewart Avenue, Garden City, New York, at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the board, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about October 5, 2006.

ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting for:

  1.
  the election of three directors, each for a term of three years.

  2.
  any other matters that properly come before the meeting.

        We do not expect to ask you to vote on any other matters at the meeting.

        In addition, our management will report on our performance during fiscal 2006 and respond to your questions.

Who is entitled to vote at the meeting?

        You may vote if you owned stock as of the close of business on September 29, 2006. Each share of stock is entitled to one vote.

How do I vote?

        You can vote in two ways:

  1.
  by attending the meeting; or

  2.
  by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

        Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

        Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 212-936-5100.

Will my shares be voted if I do not provide my proxy?

        If your shares are held in the name of the brokerage firm, they may be voted by a broker on routine matters, such as the election of our directors. Brokers are prohibited from exercising discretionary authority on non-routine matters for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the meeting and entitled to vote, those shares will be counted for the purpose of determining if a quorum is present.

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

How many votes must be present to hold the meeting?

        Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of September 29, 2006 must be present at the meeting. This is referred to as a quorum. On September 29, 2006, we had 73,523,023 shares issued and outstanding.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast. Abstentions will have no effect on the voting outcome with respect to the election of directors.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our by-laws provide for a Board of Directors of not less than three nor more than twelve directors, classified into three classes as nearly equal in number as possible, with each class serving for a three-year period. Our Board of Directors now consists of nine directors. The directors in each class are:

Class I (To Serve Until the Annual Meeting of Stockholders in 2008)	Class II (To Serve Until the Annual Meeting of Stockholders in 2006)	Class III (To Serve Until the Annual Meeting of Stockholders in 2007)
John F. Benedik(2)(3)	Harvey R. Blau	Paul Abecassis
Ernest E. Courchene(1)(2)	Michael A. Nelson(1)(2)	Leonard Borow
Barton D. Strong(1)(3)	Joseph E. Pompeo(2)(3)	Milton Brenner

(1)
Member of Ethics, Nominating and Governance Committee.

(2)
Member of Audit Committee.

(3)
Member of Compensation Committee.

        Harvey R. Blau, Michael A. Nelson and Joseph E. Pompeo are nominated for election to Class II to hold office until our annual meeting of stockholders in 2009 or until their successors are chosen and qualified. Messrs. Blau, Nelson and Pompeo are currently serving as directors in Class II. All of our nominees were recommended by our Ethics, Nominating and Governance Committee, which recommendation was approved by our Board of Directors.

        Unless you indicate otherwise, shares represented by executed proxies will be voted for the election as directors of Messrs. Blau, Nelson and Pompeo. If any of them is unavailable, the shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

        Mr. Harvey R. Blau was appointed as our Chairman of the Board and Chief Executive Officer in October 1991. Mr. Blau had previously served as Vice Chairman from November 1983 until October 1991 and has been a director since 1980. Mr. Blau is also Chairman of the Board and Chief Executive Officer of Griffon Corporation, a diversified industrial company that produces garage doors, specialty plastic films and electronic and information communications systems.

        Lieutenant General Michael A. Nelson (USAF Ret.) has been a director since November 2003. General Nelson retired from the United States Air Force in 1994 after 35 years of service. From 1995 to 2002, he served as President and Chief Executive Officer of the Military Officers' Association of America. From 2002 to July 2005, General Nelson served as President of the National War College Alumni Association and since September 2003 as President of the Air Force Historical Foundation.

        Joseph E. Pompeo has been a director since November 2002. Mr. Pompeo is licensed as a Certified Public Accountant in the State of New Jersey. Mr. Pompeo was, from 1974 until June 2000, a partner at Arthur Andersen LLP, serving as Director of the International Business Practice of the New York metropolitan area offices from 1995 to 1999, as Managing Partner of the New Jersey offices from 1994 to 1998, partner-in-charge of the Accounting and Auditing Division of the New Jersey offices from 1989 to 1994 and partner-in-charge of the Accounting and Auditing Division of the San Juan, Puerto Rico office from 1979 to 1981. Since retirement, Mr. Pompeo has acted as an independent consultant.

Standing Director Biographies

        Mr. Paul Abecassis has been a director since August 1998. Mr. Abecassis has been an investment banker for more than the past 20 years. He joined Bear Stearns International Limited, an investment banking firm, as a Managing Director in May 1990 and became a Senior Managing Director in September 1992.

        Mr. John F. Benedik has been a director since May 2005. Mr. Benedik is licensed as a Certified Public Accountant in the States of New York and New Jersey. Mr. Benedik was a partner in the firm of Arthur Andersen LLP from 1980 until his retirement, as partner, in August 2002, having joined that firm in 1970 after receiving his MBA from Columbia University. He served as Division Head for the Consumer Products and Services Audit Division of the New York Metropolitan Area from 1994 to 1998, Managing Partner of the New Jersey office from 1999 to 2002 and Practice Director of the New York Metropolitan offices from 1998 to 2002. From September 2002 to May 2003, Mr. Benedik was a Managing Director of Arthur Andersen LLP. Since May 2003, Mr. Benedik has acted as an independent consultant, providing litigation support services.

        Mr. Leonard Borow has been our employee in various executive positions since November 1989 and has been President since August 2005, Chief Operating Officer since October 1991, a director since November 1992 and Secretary since November 1993. From February 2004 until August 2005, Mr. Borow was one of our Vice Chairmen and from October 1991 until February 2004, Mr. Borow was our Executive Vice President. Prior to joining us, Mr. Borow was President of Comstron Corporation, a manufacturer of fast switching frequency synthesizers and components, which we acquired in November 1989.

        Mr. Milton Brenner has been a director since August 1988. Until his retirement in September 1988, Mr. Brenner was President of Aeroflex Laboratories Incorporated, one of our subsidiaries, for more than 15 years. Mr. Brenner was previously a director from 1973 to 1986.

        Mr. Ernest E. Courchene, Jr. has been a director since April 1980. Mr. Courchene served from May 1987 to May 1992 as Vice Chairman and a director of Digitech Industries, Inc., a manufacturer of data communications diagnostic equipment. From May 1983 to May 1987, Mr. Courchene was President of Southport Capital Group Ltd., an investment banking firm, and from March 1980 to November 1985, he was Chairman of the Board of Harbor Electronics Inc., a manufacturer of cable assemblies for the electronics industry. Since retirement, Mr. Courchene has acted as an independent consultant.

        Rear Admiral Barton D. Strong (USN Ret.) has been a director since August 2005. Rear Admiral Strong retired from the United States Navy in 1999 after 35 years of service. Since 1999, Rear Admiral Strong has served as an independent consultant to the government and industry for defense systems acquisition. Rear Admiral Strong is a director of Indra Systems, Inc., a designer and manufacturer of aircrew trainers, training systems and Automatic Test Equipment for civil and military aircraft.

CORPORATE GOVERNANCE

Director Independence

        The Board of Directors has determined that each of Messrs. Abecassis, Benedik, Brenner, Courchene, Nelson, Pompeo and Strong are independent under Nasdaq Rule 4200. All of the standing committees of the Board are composed solely of independent directors. These committees are: the Audit Committee, the Compensation Committee and the Ethics, Nominating & Governance Committee.

Committee Membership, Meetings and Attendance

        During the fiscal year ended June 30, 2006, there were:

  •
  8 meetings of the Board of Directors;

  •
  13 meetings of the Audit Committee;

  •
  6 meetings of the Compensation Committee; and

  •
  5 meetings of the Ethics, Nominating and Governance Committee.

        Since our fiscal year end, there has been one meeting of each of the Board of Directors and the Ethics, Nominating & Governance Committee, two meetings of the Compensation Committee and four meetings of the Audit Committee.

        Each director attended or participated in at least 75% of the aggregate number of meetings of the Board of Directors and his respective committees held during our fiscal year ended June 30, 2006.

        It is our policy to have our Directors attend our annual meetings of stockholders. All of our directors attended last year's stockholders meeting.

Board Committees

        We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Our Audit Committee is appointed by the Board to assist the Board in monitoring (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) the independent auditors' qualifications and independence, (4) the performance of our internal audit function and independent auditors, and (5) our compliance with legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, evaluate and, where appropriate, to replace the independent auditor. In discharging its duties, the Audit Committee reviews and discusses with management and the independent auditor various issues, including but not limited to:

  •
  the annual audited and quarterly unaudited financial statements;

  •
  the financial reporting issues and judgments made in connection with the preparation of our financial statements; and

  •
  the design and operation of internal controls.

See "Audit Committee Report." A copy of the Audit Committee charter can be found on our website at www.aeroflex.com.

        Our Compensation Committee is responsible for executive compensation and the granting of stock options and restricted stock to officers, employees and consultants. See "Compensation Committee Report on Executive Compensation." A copy of the Compensation Committee Charter can be found on our website at www.aeroflex.com.

        Our Ethics, Nominating & Goverance Committee is responsible for: (1) monitoring compliance with our Employee Code of Business Conduct and Corporate Ethics Policy; (2) reviewing suggestions of candidates for director made by directors, stockholders, management and others; (3) assisting the Board by identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next Annual Meeting of Shareholders; (4) recommending to the Board the Corporate Governance Guidelines applicable to the Company; (5) leading the Board in its annual review of the Board's performance; and (6) recommending to the Board director nominees for each committee. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise. The Ethics, Nominating and Governance

Committee recommended the current nominees for election to the Board, which recommendation was approved by the Board. A copy of the Ethics, Nominating & Governance Committee Charter can be found on our website at www.aeroflex.com.

Stockholder Communications

        Mail can be addressed to Directors in care of the Office of the Secretary, Aeroflex Incorporated, 35 South Service Road, PO Box 6022, Plainview, NY 11803-0622. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to each of the non-employee directors. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

Directors' Compensation

        Effective November 9, 2006, directors who are not our employees receive an annual fee of $25,000 and a fee of $1,000 for each Board of Directors and committee meeting they attend. On March 1st of each year, each non-employee director also receives an annual grant of options to purchase 25,000 shares of common stock exercisable at the fair market value of the stock on the date of grant. In addition, the Chairman of the Audit Committee receives an additional $10,000 a year and the Chairmen of each of the Compensation Committee and Ethics, Nominating and Governance Committee receive an additional $7,000 a year.

Guidelines for Business Conduct

        Our Board of Directors has adopted a Code of Business Conduct and Corporate Ethics Policy which has been designated as the code of ethics for directors, officers and employees in performing their duties. The Code of Business Conduct and Corporate Ethics Policy sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. Our Board of Directors has also adopted a Code of Ethics applicable to our Chairman, Chief Executive Officer and Senior Financial Officers. The Code of Business Conduct and Corporate Ethics Policy and the Code of Ethics for the Chairman, Chief Executive Officer and Senior Financial Officers may be found on our website at www.aeroflex.com.

Executive Sessions

        Our independent directors meet at regularly scheduled executive sessions on at least a quarterly basis. Mr. Abecassis generally chairs the executive sessions of the independent directors. Our independent directors met in executive session five times during fiscal 2006.

Board Self-Evaluation

        The Board conducts an annual self-evaluation that is led by our Ethics, Nominating and Governance Committee. This assessment focuses on the Board's contribution to the company and emphasizes those areas in which the Board believes a better contribution could be made. In addition, each of the Audit, Compensation, and Ethics, Nominating & Governance committees conducts an annual self-evaluation of the committee and its charter.

Directors' Nominations

        Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered

  •
  in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is called for a date that is not within 25 days of the anniversary date of the prior year's annual meeting, the notice must be received not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and

  •
  in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made.

        The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the class and series and number of shares of each class and series of capital stock of Aeroflex which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the class and series and number of shares of each class and series of capital stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Aeroflex entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

STOCK OWNERSHIP

        The following information, including stock ownership, is submitted with respect to our directors, director nominees, each executive officer named in the "Summary Compensation Table," and for all executive officers and directors as a group, and, based solely on filings with the Securities and Exchange Commission, for each holder of more than five percent of our common stock as of September 29, 2006, the record date of the Annual Meeting.

Name Officers and Directors	Age	Occupation	Director Since	Number of Shares of Common Stock Beneficially Owned(1)(2)
Harvey R. Blau	70	Chairman and CEO	July 1980	3,127,205	(3)	4.1%
Leonard Borow	58	President and COO	November 1992	2,641,590	(4)	3.5%
John Buyko	46	Executive Vice President	—	783,334	(5)	1.1%
John Adamovich, Jr.	53	Sr. Vice President and CFO	—	72,500	(6)	*
Carl Caruso	62	Vice President—Manufacturing	—	476,966	(7)	*
Paul Abecassis	56	Investment Banker	August 1998	262,500	(8)	*
John F. Benedik	58	Consultant	May 2005	9,333	(9)	*
Milton Brenner	78	Retired	August 1988	246,372	(10)	*
Ernest E. Courchene, Jr	74	Business Consultant	April 1980	382,600	(11)	*
Michael A. Nelson	68	Retired	November 2003	52,400	(12)	*
Joseph E. Pompeo	68	Consultant	November 2002	77,000	(13)	*
Barton D. Strong	63	Consultant	August 2005	8,333	(14)	*
All Directors and Officers as a Group (13 persons)				8,541,454	(15)	10.5%
Five Percent Stockholders Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202				3,912,600		5.3%
Transamerica Investment Management, LLC 11111 Santa Monica Boulevard, Suite 820, Los Angeles, CA 90025				3,845,360		5.2%

*
Less than 1%

(1)
Unless otherwise noted, ownership represents sole voting and investment power.

(2)
Includes options currently exercisable or exercisable within 60 days under our Outside Director Stock Option Plan, 1996 Stock Option Plan, 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, Key Employee Stock Option Plan, 2002 Stock Option Plan and 2002 Outside Directors' Stock Option Plan.

(3)
Includes options currently exercisable or exercisable within 60 days to purchase 2,979,653 shares of common stock. Also includes 16,656 shares owned by his wife, to which Mr. Blau disclaims beneficial ownership.

(4)
Includes options currently exercisable or exercisable within 60 days to purchase 2,410,450 shares of common stock.

(5)
Includes options currently exercisable or exercisable within 60 days to purchase 758,333 shares of common stock.

(6)
Includes options currently exercisable or exercisable within 60 days to purchase 62,500 shares of common stock and 10,000 shares of restricted stock which vest 50% on each of November 9, 2006 and 2007.

(7)
Includes options currently exercisable or exercisable within 60 days to purchase 373,669 shares of common stock.

(8)
Includes options currently exercisable to purchase 237,500 shares of common stock.

(9)
Includes options currently exercisable to purchase 8,333 shares of common stock.

(10)
Includes options currently exercisable to purchase 164,000 shares of common stock and 7,500 shares owned by his wife.

(11)
Includes options currently exercisable to purchase 225,000 shares of common stock.

(12)
Includes options currently exercisable to purchase 50,000 shares of common stock.

(13)
Includes options currently exercisable to purchase 75,000 shares of common stock and 2,000 shares owned by his wife.

(14)
Includes options currently exercisable to purchase 8,333 shares of common stock.

(15)
Includes option currently exercisable or exercisable within 60 days to purchase 7,706,681 shares of common stock.

MANAGEMENT

Our Officers

        Our officers are:

Name	Position Held
Harvey R. Blau	Chairman of the Board and Chief Executive Officer
Leonard Borow	President, Chief Operating Officer and Secretary
John Adamovich, Jr.	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
Charles Badlato	Vice President, Treasurer and Assistant Secretary (Principal Accounting Officer)
John Buyko	Executive Vice President
Carl Caruso	Vice President—Manufacturing

        Mr. John Adamovich, Jr. has been employed by us as Senior Vice President and Chief Financial Officer since November 2005. From November 2004 until May 2005, Mr. Adamovich was employed by Rainbow Media Enterprises, a subsidiary of Cablevision Systems Corporation as its Executive Vice President and CFO. From January 1998 until November 2004, Mr. Adamovich was employed by Pall Corporation as its Group Vice President, Treasurer and CFO. From July 1975 until December 1997, Mr. Adamovich was employed by KPMG LLP, becoming a partner in 1986. Mr. Adamovich is licensed as a certified public accountant in the State of New York. Mr. Adamovich is a director and member of the Audit Committee of Delta Financial Corporation.

        Mr. Charles Badlato, age 47, has been employed by us in various financial positions since December 1987 and has been our Principal Accounting Officer since September 2005, Vice President since February 2004 and Treasurer since February 1994. From May 1981 until December 1987, Mr. Badlato was employed by various certified public accounting firms, most recently as an audit manager with Touche Ross & Co. Mr. Badlato is licensed as a certified public accountant in the State of New York.

        Mr. John Buyko has been employed by us in various executive positions since January 1991 and has been our Executive Vice President since August 2006, Vice President since August 2005 and President of our Aeroflex Microelectronic Solutions division ("AMS") since June 2001. From December 1998 until June 2001, Mr. Buyko was Senior Vice President-Marketing and Sales of AMS.

        Mr. Carl Caruso has been employed by us as Vice President of Aeroflex Plainview, Inc. since November 1989 and has been our Vice President—Manufacturing since February 1997. Prior to joining us, Mr. Caruso was Vice President of Comstron Corporation, which we acquired in November 1989.

For the biographies of Messrs. Blau and Borow, please see "Proposal 1—Election of Directors".

EXECUTIVE COMPENSATION
Summary Compensation Table

        The following table sets forth information with respect to our Chairman/Chief Executive Officer, each of the four other most highly compensated executive officers who were serving as of June 30, 2006 and for a former executive officer for services rendered for the years ended June 30, 2006, 2005 and 2004.

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary(1)	Bonus(2)	Other Annual Compensation(3)		Restricted Stock Awards($)		Stock Option Awards(#)	Long-Term Incentive Plan Payouts		All Other Compensation(4)
Harvey R. Blau Chairman and Chief Executive Officer	2006 2005 2004	$342,243 341,765 327,294	$614,793 636,235 634,682	$	— — —	$	— — —	— — 700,000	$	— — —	$71,515 71,515 71,515
Leonard Borow President and Chief Operating Officer	2006 2005 2004	$435,531 434,907 416,499	$535,515 534,334 578,960	$	— — —	$	— — —	— — 550,000	$	— — —	$52,526 52,897 56,045
John Buyko Executive Vice President	2006 2005 2004	$285,222 269,688 257,652	$400,000 320,000 260,000	$	— — —	$	— — —	— 250,000 200,000	$	— — —	$7,208 6,739 6,311
John Adamovich, Jr. Senior Vice President and Chief Financial Officer(5)	2006 2005 2004	$256,472 — —	$300,000 — —	$	— — —		$107,200 — —	250,000 — —	$	— — —	$2,714 — —
Carl Caruso Vice President—Manufacturing	2006 2005 2004	$274,567 274,619 263,174	$230,000 230,000 190,000	$	— — —	$	— — —	— — 50,000	$	— — —	$8,129 7,737 8,000
Michael Gorin Former Vice Chairman and Chief Financial Officer(6)	2006 2005 2004	$230,711 434,907 416,499	$1,000,000 565,631 578,879	$	— — —	$	— — —	— — 550,000	$	— — —	$63,907 67,563 67,924

(1)
"Salary" includes contributions to our 401(k) Plan by each of the executive officers listed below for the fiscal years ended June 30, 2006, 2005 and 2004, as follows:

Name	2006	2005	2004
Leonard Borow	$15,000	$14,000	$16,000
John Buyko	$15,000	$14,000	$13,000
John Adamovich, Jr.	$6,106	$0	$0
Carl Caruso	$18,458	$17,474	$16,356
Michael Gorin	$7,734	$13,276	$12,521

(2)
Pursuant to their respective employment agreements, Messrs. Blau, Borow and Gorin have deferred the following amounts that they were entitled to receive for the respective fiscal year to the Deferred Compensation Plan:

Name	2006	2005	2004
Harvey R. Blau	$786,778	$476,987	$514,362
Leonard Borow	$866,056	$578,888	$570,084
Michael Gorin	$—	$547,591	$570,165

  Following his retirement in December 2005, Mr. Gorin began receiving distributions from the Deferred Compensation Plan. In fiscal 2006, Mr. Gorin received distributions totaling $1,253,590, including earnings.

(3)
Other annual compensation does not include amounts of certain perquisites and other non-cash benefits which we provide since those amounts are not more than the lesser of (a) $50,000 or (b) 10% of the total annual base salary and bonus disclosed for the officer.

(4)
All other compensation includes $71,515, $45,325 and $60,040 of premiums paid by us in each year under certain split-dollar life insurance policies on the lives of Messrs. Blau, Borow, and Gorin, respectively. We are the owner of the policies and beneficiary to the extent of the premiums paid. All other compensation also includes our matching contribution to the 401(k) Plan on behalf of each named executive officer.

(5)
On November 9, 2005, we issued 10,000 shares of restricted stock to Mr. Adamovich pursuant to his employment agreement. These shares vest 50% on each of November 9, 2006 and 2007. Based on $11.67, the closing price of our common stock on June 30, 2006, these shares are valued at $116,700.

(6)
Effective September 27, 2005, Mr. Gorin no longer served as Chief Financial Officer. All other compensation does not include amounts paid to Mr. Gorin subsequent to his retirement for consulting fees of $203,427, pursuant to his contract, and retirement benefit payments from the Supplemental Executive Retirement Plan of $266,834.

Employment Agreements

        Effective March 1, 1999, we entered into employment agreements with each of Messrs. Blau and Borow. As amended, the agreements expire December 31, 2009. Pursuant to these agreements:

  •
  Mr. Blau currently receives a base salary of $353,704, subject to semi-annual cost of living adjustments, and an annual bonus equal to 3 percent of our consolidated pre-tax earnings, as defined, for each fiscal year;

  •
  Mr. Borow currently receives a base salary of $450,112, subject to semi-annual cost of living adjustments and an annual bonus equal to 3 percent of our consolidated pre-tax earnings, as defined, for each fiscal year.

        Each employment agreement further provides for a three-year consulting period after the termination of employment during which each executive will receive consulting payments in an annual amount equal to two-thirds of his last annual base salary. The employment agreements also provide for life insurance and for the continuation of certain benefits following death or disability.

        Effective September 1, 1999, we entered into amendments to the employment agreements with Messrs. Blau and Borow so that the amount of any bonus payable to each of them in any year which would be nondeductible solely by reason of Section 162(m) of the Internal Revenue Code will be deferred. Section 162(m) provides that compensation paid to our executive officers that is not formally approved by our stockholders in excess of $1,000,000 is not deductible for Federal income tax purposes. Effective September 1, 2001, we entered into additional amendments to the employment agreements with Messrs. Blau and Borow so that the amount of any bonus which is deferred shall be deposited into a "rabbi" trust for the benefit of the executive. The September 2001 amendment also permits the payment to the executive of such deferred amounts in any year in which he earns less than the amount deductible under Section 162(m). Effective May 13, 2004, we entered into additional amendments to the employment agreements with Messrs. Blau and Borow extending the term of employment under their agreements to December 31, 2009.

        In August 2005, we entered into a consulting and retirement agreement with Mr. Gorin. Pursuant to the agreement, Mr. Gorin resigned effective as of December 31, 2005. On September 27, 2005, Charles Badlato, our Vice President, Treasurer and Assistant Secretary, was designated by the Board of

Directors as our principal financial officer and principal accounting officer, as a result of which, on September 27, 2005, Mr. Gorin ceased to be our Chief Financial Officer. Effective upon his termination as an employee, and until December 31, 2009, Mr. Gorin shall serve as our consultant and shall be entitled to receive a consulting fee equal to his salary in effect on the date of termination, subject to annual cost-of-living increases. In lieu of the annual bonus which would have otherwise been payable to Mr. Gorin for the fiscal year ended June 30, 2006, he received two payments, each for $500,000, payable January 1, 2006 and July 1, 2006.

        In November 2005, we entered into an employment agreement with Mr. Adamovich which provides for a term of employment ending in November 2007. Under the agreement, Mr. Adamovich currently receives an annual salary of $380,000 and a minimum annual bonus of $200,000, subject to cost of living adjustments.

        In June 2004, we entered into an employment agreement with Mr. Buyko which provides for a term of employment ending in December 2007. Under the agreement, Mr. Buyko currently receives an annual salary of $280,000.

        In November 2003, we entered into an employment agreement with Mr. Caruso which provides for a term of employment ending in November 2006; however, the term automatically extends for successive one year periods unless notice of non-renewal is given. No such notice has been given to date. Under the agreement, Mr. Caruso currently receives an annual salary of $269,256, together with cost of living adjustments.

        In the event that we terminate the employment of Messrs. Blau, Borow, Buyko or Caruso without cause, the terminated employee is entitled to receive his salary and incentive payment, if any, for the remainder of the contract term. In the event that we terminate the employment of Mr. Adamovich without cause, he is entitled to receive a severance payment of one year's salary. The employment agreements for Messrs. Blau and Borow further provide that in the event there is a change in the control of the company, as defined therein, each executive has the option, exercisable within one year after such event, to terminate his employment agreement. Upon such termination, he has the right to receive, as a lump sum payment, the compensation (including incentive bonus, if any) remaining to be paid for the balance of the term of the agreement. In addition, we will provide the executive with a tax gross-up payment to cover any excise tax due. The employment agreement between us and Mr. Caruso provides that in the event there is a change in control the executive has the option, exercisable within six (6) months of becoming aware of such event, to terminate his employment agreement. Upon such termination, the executive has the right to receive his base salary for the remainder of the term of the contract.

Stock Option Plans

        We currently have nine stock option plans—Outside Director Stock Option Plan, 1994 Non-Qualified Stock Option Plan, 1996 Stock Option Plan, 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, Key Employee Stock Option Plan, 2002 Stock Option Plan and 2002 Outside Directors' Stock Option Plan. The plans were designed to strengthen our ability to attract and retain in our employ persons of training, experience and ability and to furnish additional incentives to officers, employees, consultants and directors.

        In December 1993, the Board of Directors adopted, subject to stockholder approval obtained in November 1994, the Outside Director Stock Option Plan which, as amended in November 1996, covers 1,250,000 shares of common stock, and expired in 2003. The Outside Director Stock Option Plan provided for an annual grant to each non-employee director of options to purchase 25,000 shares of common stock. In November 2002, the stockholders approved the 2002 Outside Directors' Stock Option Plan which, as amended by the stockholders in November 2005, covers 1,125,000 shares of common stock and expires in August 2012. The 2002 Outside Directors' Plan provides for an annual grant to each non-employee director of options to purchase 25,000 shares of common stock on March 1 of each year commencing March 1, 2003. There are currently 541,667 shares remaining for the grant of additional awards under the 2002 Outside Directors' Stock Option Plan.

        The 1994 Plan, 1996 Plan and 1998 Plan each covers 3,750,000 shares of common stock, with a total of 14,497 shares remaining for the grant of additional awards under all of those plans. The 1999 Plan covers 2,250,000 shares of common stock, with 3,750 shares remaining for the grant of additional awards. The 2000 Plan covers 6,175,000 shares of common stock, with 1,536,236 shares remaining for the grant of additional awards. The Key Employee Plan covers 4,000,000 shares of common stock, with no shares remaining for the grant of additional awards. The 2002 Plan covers 1,500,000 shares of common stock, with 1,020,000 shares remaining for the grant of additional awards. The 1994 Plan (which expired in 2004), the 1998 Plan (which expires in 2008), the 1999 Plan (which expires in 2009), the 2000 Plan (which expires in 2010), and the 2002 Plan (which expires in 2012) all permit the granting of non-qualified options to our officers, other employees and consultants and the 1998 Plan, 1999 Plan, 2000 Plan and 2002 Plan also permit the granting of non-qualified options to our directors. The Key Employee Plan (which expires in 2010) permits the granting of non-qualified options to our officers and other employees. The 1996 Plan (which expires in 2006) permits the granting of both non-qualified and incentive stock options to our officers, employees and consultants. These plans are administered by a committee of two or more members of the Board of Directors, currently the Compensation Committee, which determines, among other things, (1) the individuals to whom options shall be granted, (2) the time or times at which options shall be granted, (3) the number of shares to be subject to each option, (4) the purchase price of the shares, (5) the vesting of each option and (6) the term of each option, with the exception that no option can be granted at less than market value at the time of grant and options may only be exercised before the expiration of ten years from the date of grant. The Committee does not have the right to reprice any outstanding options without the affirmative vote of a majority of the stockholders voting on the repricing proposal. Each option granted under these plans may be exercised only during the continuance of an optionee's employment or service with us, except under certain circumstances.

        The following table sets forth all stock option grants to the named executive officers during the fiscal year ended June 30, 2006:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants(1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)(6)
Name	Number Of Securities Underlying Options Granted (#)(2)	Percent of Total Options Granted To Employees in Fiscal Year(3)	Exercise Or Base Price ($/Sh)(2)	Expiration Date	Stock Price 5%(4)	Dollar Gain($)(5)	Stock Price 10%(4)	Dollar Gain($)(5)
John Adamovich, Jr.	250,000	70.8%	$10.72	11/09/15	$17.46	$1,685,000	$27.80	$4,270,000

(1)
All grants are under the 2000 Plan and the Key Employee Plan.

(2)
Grants were made at 100% of the market value of our common stock on the date of grant. Grants vest 25% on each of the first through fourth anniversaries of the date of grant.

(3)
Total options granted to employees in 2006 were for 353,000 shares of common stock.

(4)
The stock price represents the price of our common stock if the assumed annual rates of stock price appreciation are achieved over the term of each of the options.

(5)
Dollar gains are based on the assumed annual rates of appreciation of the exercise price of each option for the term of the option, less the exercise price.

(6)
The increases in market value of our stock for all stockholders as of September 29, 2006, assuming annual rates of stock price appreciation from June 30, 2006 (closing stock price of $11.67 per share on June 30, 2006) over the ten year period used in this table, aggregate approximately $540 million at a 5% rate and approximately $1.4 billion at 10%.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning options exercised during the year ended June 30, 2006 by the named executive officers and the value of unexercised options held by them as of June 30, 2006:

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Harvey R. Blau	—	$—	2,979,653	—	$6,529,147	$—
Leonard Borow	—	—	2,410,450	—	5,244,556	—
John Buyko	—	—	708,333	200,000	1,262,982	532,492
John Adamovich, Jr.	—	—	—	250,000	—	237,500
Carl Caruso	—	—	367,419	12,500	682,146	43,875
Michael Gorin	128,739	$1,135,769	2,038,070	—	2,812,393	—

(1)
Based upon the closing price of our common stock of $11.67 on June 30, 2006.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

Name	Shares(#)	Performance Period Until Maturation
John Adamovich, Jr	10,000(1)	2 years

(1)
On November 9, 2005, we issued 10,000 shares of restricted stock to Mr. Adamovich pursuant to his employment agreement. These shares vest 50% on each of November 9, 2006 and 2007. Based on $11.67, the closing price of our common stock on June 30, 2006, these shares are valued at $116,700.

Equity Compensation Plan Information

        The following chart summarizes the options outstanding and available to be issued at September 29, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c))
Equity compensation plans approved by security holders	7,495,819	$12.60	550,346
Equity compensation plans not approved by security holders	7,177,795	$11.22	2,565,807

Total	14,673,614	$11.93	3,116,153

Supplemental Executive Retirement Plan

        Effective January 1, 1994, we established the Aeroflex Incorporated Supplemental Executive Retirement Plan ("SERP") for certain of our officers. No benefits were payable prior to January 1, 1996.

        The Normal Retirement Age under the SERP is 70. The SERP would provide an annual benefit of 50% of Final Average Pay. "Final Average Pay" means the average of the three highest paid calendar years out of the last ten prior to retirement. Benefits are also payable, on a reduced basis, for early retirement after the sum of a participant's age and years of service equals 70 and the participant attains age 55. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provides a pre-retirement death benefit payable for 10 years to the participant's beneficiary and a disability benefit with a guarantee of 10 years of payment; provided that any disability benefit shall be reduced by the amount of the disability benefit payable under the participant's employment agreement, if any.

        A "rabbi" trust has been established to which contributions are made annually to provide for the benefits under the SERP. The trust is funding the benefits partially through insurance contracts.

        The following table shows the projected annual benefits payable at age 70 under the SERP. The number of years of credited service of the participants as of June 30, 2006 are: Mr. Blau, 25; Mr. Borow, 28; and Mr. Badlato, 18.

Supplemental Executive Retirement Plan Table
Annual Benefit at Normal Retirement

	Years of Service
Final Average Annual Pay(1)
	10	15	20	25	30
$200,000	$100,000	$100,000	$100,000	$100,000	$100,000
400,000	200,000	200,000	200,000	200,000	200,000
500,000	250,000	250,000	250,000	250,000	250,000
1,000,000	500,000	500,000	500,000	500,000	500,000
1,500,000	750,000	750,000	750,000	750,000	750,000
2,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000

        Following his retirement in December 2005, Mr. Gorin began receiving benefits from the SERP. These benefits, which were paid monthly, amounted to $266,834 for the fiscal year ended June 30, 2006.

(1)
Average of a participant's highest three years' compensation out of the last ten prior to retirement as reported on Form W-2 but excluding stock related compensation and including deferred compensation.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2006, our Compensation Committee consisted of Messrs. Joseph Pompeo, John F. Benedik and Barton D. Strong. None of them were our officers or employees during fiscal 2006 nor did they have any relationship with us which requires disclosure in this proxy statement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation of our executive officers is determined by the Compensation Committee of our Board of Directors, subject to applicable employment agreements. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2006 is furnished by the directors who comprised the Compensation Committee during fiscal 2006.

General Policies

        Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve our corporate objectives, and thereby increase shareholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Management—Employment Agreements".

        Stock options are granted to employees, including our executive officers, under our option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing Aeroflex from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

        From time to time, the Compensation Committee may utilize the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. During 2006, the Compensation Committee was advised by a compensation consultant regarding employment contracts with senior management and director compensation. No compensation consultant is paid on a retainer basis.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

        The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries to be paid to our executive officers during the coming year. The base salary of each of Messrs. Blau, Borow, Buyko, Adamovich and Caruso was established by contract. In setting salaries, the Compensation Committee takes into account several factors, including the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

        For fiscal 2006, pursuant to the terms of his employment agreement with us, our Chairman received a base salary and additional compensation (See "Employment Agreements").

The Compensation Committee: Joseph E. Pompeo (Chairman) John F. Benedik Barton D. Strong

AUDIT COMMITTEE REPORT

        The Audit Committee is comprised of four independent directors as defined by Rule 4200(a)(15) of the NASD listing standards. The Audit Committee held thirteen meetings in fiscal 2006. As required by its written charter, which sets forth its responsibilities and duties, at those meetings the Audit Committee reviewed and discussed the audited financial statements with Aeroflex's management and discussed with KPMG LLP, Aeroflex's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU§380), as amended.

        The Audit Committee has received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with KPMG LLP that firm's independence. Based upon these reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors of Aeroflex that the audited consolidated financial statements for Aeroflex be included in Aeroflex's Annual Report on Form 10-K for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission.

        The Audit Committee has also reviewed and discussed the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit and Related Fees," and has determined that the provision of the non-audit services are compatible with the firm's independence.

The Audit Committee Ernest E. Courchene, Jr. (Chairman) John F. Benedik Michael A. Nelson Joseph E. Pompeo

Audit Committee Financial Expert

        The Board has determined that Joseph E. Pompeo, a member of the Audit Committee since November 2002, and John F. Benedik, a member of the Audit Committee since May 2005, each qualify as an "Audit Committee Financial Expert," as defined by Securities and Exchange Commission rules, based on their education, experience and background.

AUDIT AND RELATED FEES

Audit Fees

        KPMG LLP's fees were $2,872,000 in respect of fiscal 2006 and $3,977,000 in respect of fiscal 2005 for professional services rendered for the audit of our consolidated annual financial statements and reviews of our quarterly condensed consolidated financial statements included in our Forms 10-Q and services that were required in connection with statutory and regulatory filings and engagements.

Audit-Related Fees

        KPMG LLP's fees were $120,000 in respect of fiscal 2006 and $41,000 in respect of fiscal 2005 for services that are reasonably related to the performance of the audit and review services that are not reported under the preceding paragraph. These services included review of registration statements and accounting consultations.

Tax Fees

        KPMG LLP did not render any services during fiscal 2006 or fiscal 2005 for tax compliance, tax advice or tax planning services.

All Other Fees

        KPMG LLP did not render other services in fiscal 2006 or 2005.

        Our Audit Committee has determined that the provision of services by KPMG LLP is compatible with maintaining the independence of KPMG LLP as our independent registered public accounting firm.

Pre-Approval Policies

        Our Audit Committee has determined not to adopt any blanket pre-approval policies. Instead, the Committee determined that it will, through designated individuals, specifically pre-approve the provision by KPMG LLP of all services.

        Our Audit Committee approved all of the services provided by KPMG LLP and described in the preceding paragraphs.

COMMON STOCK PERFORMANCE GRAPH

        The following graph provides a comparison of cumulative stockholder return among us, Standard and Poors' 500 companies and Standard and Poors' electronics (instrumentation) companies from June 2001 to June 2006:

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AEROFLEX INCORPORATED, THE S&P 500 INDEX
AND THE S&P ELECTRONIC EQUIPMENT MANUFACTURERS INDEX

*
$100 invested on 6/30/01 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

Data Points for Performance Graph

	Cumulative Total Return
	6/01	6/02	6/03	6/04	6/05	6/06
AEROFLEX INCORPORATED	100.00	66.19	73.71	136.00	80.00	111.14
S&P 500	100.00	82.01	82.22	97.93	104.12	113.11
S&P ELECTRONIC EQUIPMENT MANUFACTURERS	100.00	51.04	48.68	71.60	53.57	70.10

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP acted as our independent registered public accounting firm for the fiscal year ended June 30, 2006. A representative of KPMG LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

FINANCIAL STATEMENTS

        A copy of our Annual Report to Stockholders for the fiscal year ended June 30, 2006 has been provided to all stockholders as of September 29, 2006. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Certain Relationships and Related Transactions

        Our Chairman of the Board and Chief Executive Officer, Mr. Harvey R. Blau, is also Chairman of the Board and Chief Executive Officer of Griffon Corporation. During fiscal 2006, a subsidiary of Griffon Corporation purchased products from us for an aggregate $394,000 in various arms length transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2006.

Matters to be Considered at the Meeting

        The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

        The cost of soliciting proxies in the accompanying form, which we estimate to be $10,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or facsimile. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2007 Annual Meeting

        Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than June 7, 2007 to be included in the proxy statement for that meeting.

        In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, the stockholders' notice must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and in the case of a stockholder nomination for election of directors at a special meeting of stockholders called for the purpose of electing directors, the notice must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        Pursuant to our by-laws, if notice of any stockholder proposal is received after August 11, 2007, then the notice will be considered untimely and we are not required to present such proposal at the 2007 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after August 11, 2007 at the 2007 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2007 Annual Meeting may exercise discretionary voting power with respect to such proposal.

Incorporation by Reference

        Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Audit Committee Report and Stock Performance Graph in this proxy statement are not incorporated by reference into any other filings with the SEC.

        We will provide without charge to any stockholder as of the record date, copies of our Annual Report on Form 10-K, upon written request delivered to Leonard Borow, Secretary, at the Company's offices at 35 South Service Road, P.O. Box 6022, Plainview, NY 11803-0622.

                      By Order of the Board of Directors,
                      LEONARD BOROW
                       Secretary

Dated: October 5, 2006
            Plainview, New York

ANNUAL MEETING OF STOCKHOLDERS OF

AEROFLEX INCORPORATED

November 9, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/  Please detach along perforated line and mail in the envelope provided.   \/

This proxy is solicited on behalf of the Board of Directors

The Board of Directors recommends a vote FOR the following proposals: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the nominees listed below, as set forth in the proxy statement			2.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: Harvey R. Blau Michael A. Nelson Joseph E. Pompeo

				THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTION TO THE LEFT BELOW THE NOMINEES NAMES. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name of each nominee you wish to withhold in the space(s) above. Change of Address:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AEROFLEX INCORPORATED

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING

November 9, 2006

        The undersigned hereby appoints Harvey R. Blau and Leonard Borow, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in Aeroflex Incorporated, a Delaware corporation, at the annual meeting of stockholders scheduled to be held November 9, 2006 and any adjournments thereof.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

QuickLinks

AEROFLEX INCORPORATED
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS November 9, 2006
AEROFLEX INCORPORATED 35 South Service Road Plainview, New York 11803 ANNUAL MEETING OF STOCKHOLDERS Thursday, November 9, 2006 PROXY STATEMENT
ABOUT THE MEETING
PROPOSAL 1—ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
STOCK OWNERSHIP
MANAGEMENT
EXECUTIVE COMPENSATION Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR
Supplemental Executive Retirement Plan Table Annual Benefit at Normal Retirement
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
COMMON STOCK PERFORMANCE GRAPH
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
MISCELLANEOUS INFORMATION